Exhibit (10.18)

Amendment Four to
The McGraw-Hill Companies, Inc. Employee Retirement Plan Supplement

The McGraw-Hill Companies, Inc. Employee Retirement Plan Supplement (the “MH ERP Supplement”), as amended and restated as of January 1, 2008, is amended as provided below.

1.    Effective May 1, 2013, the MH ERP Supplement is renamed the “McGraw-Hill Financial, Inc. Employee Retirement Plan Supplement” and Article I is amended to add the following at the end thereof: “Effective as of May 1, 2013, the name of the Plan was changed to the ‘McGraw Hill Financial Employee Retirement Plan Supplement.’”

2.    Effective May 1, 2013, Section 2.14 is amended by replacing “The McGraw-Hill
Companies, Inc.” with “McGraw Hill Financial, Inc.”

3.    Effective May 1, 2013, Section 2.18 is amended by replacing “The McGraw-Hill Companies, Inc. Flexible Spending Account Plan” with “the McGraw Hill Financial, Inc. Flexible Spending Account Plan” and replacing “The 401(k) Savings and Profit Sharing Plan of The McGraw-Hill Companies, Inc. and Its Subsidiaries” with “The 401(k) Savings and Profit Sharing Plan of McGraw Hill Financial, Inc. and Its Subsidiaries”.

4.    Effective May 1, 2013, Section 2.25 is amended by replacing “Employee Retirement Plan of The McGraw-Hill Companies, Inc. and Its Subsidiaries” with “Employee Retirement Plan of McGraw Hill Financial, Inc. and Its Subsidiaries”.

5.    Effective December 31, 2013, Section 2.25 is amended to read as follows:

"ERP" means the Employee Retirement Plan of McGraw Hill Financial, Inc. and Its Subsidiaries. Effective December 31, 2013, as used in this Plan, the term “ERP” shall mean only that portion of the Employee Retirement Plan of McGraw Hill Financial, Inc. and its Subsidiaries applicable to Participants in that Plan who are not S&P Plan Participants, as those terms are defined in that plan, and does not include Section XVI, Appendix PP, or Appendix QQ of that plan.

6.    Effective May 1, 2013, Section 2.28 is amended by replacing “The McGraw-Hill Companies, Inc. Key Executive Short-Term Incentive Deferred Compensation Plan” with “the McGraw Hill Financial, Inc. Key Executive Short-Term Incentive Deferred Compensation Plan”.

7.    Effective May 1, 2013, Section 2.30 is amended by replacing “The McGraw Hill Companies, Inc. Employee Retirement Supplement” with “the McGraw Hill Financial, Inc. Employee Retirement Supplement”.

8.    Effective May 1, 2013, Section 2.35 is replaced in its entirety with the following.

“Severance Plan” means the McGraw Hill Financial, Inc. Management Severance Plan; the McGraw Hill Financial, Inc. Executive Severance Plan; or the McGraw Hill Financial, Inc. Senior Executive Severance Plan; as amended from time to time, or successor programs thereto.

9.    Effective May 1, 2013, Section 5.04 is amended by replacing “The McGraw-Hill Companies, Inc. Senior Executive Supplemental Death, Disability & Retirement Benefits Plan” with “the

McGraw Hill Financial, Inc. Senior Executive Supplemental Death, Disability & Retirement Benefits Plan”.

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Except as set forth herein, the MH ERP Supplement remains in full force and effect.